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                                                                EXHIBIT 23.3

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated Feburary 6, 1997 relating to the financial statements of 353 Myers Avenue Limited Partnership and to the reference to our Firm under the caption "Experts" in the Prospectus.


Schechter Dokken Kanter
Andrews & Selcer Ltd

/s/ Schechter Dokken Kanter
Andrews & Selcer Ltd


Minneapolis, Minnesota
July 16, 1997